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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-82228) of First Missouri Bancshares, Inc. of our report dated October 31, 1996, which appears in this annual report on Form 10-KSB for the year ended September 30, 1996.



GRA, THOMPSON, WHITE & CO., P.C.


Merriam, Kansas
December 20, 1996


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